[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.1

Amendment 5 to

MASTER PROFESSIONAL SERVICES AGREEMENT

Amendment No.:	SS2012201901
Amendment Effective Date:	20th Dec 2019

	SUPPLIER	CITI
Name:	Polaris Consulting & Services Ltd	Citigroup Technology, Inc.
Address:	“Polaris House” 244 Anna Salai Chennai 600006, Tamilnadu, India	111 Wall Street, 7th Floor New York, NY 10005
Incorporation:	India	Delaware

THIS AMENDMENT No. 5 (this “Amendment”) is entered into by and between the Supplier and Citi as designated above, for the purpose of memorializing the terms and conditions of certain savings applicable to Services to be provided by Supplier in connection with the Citi Vendor Consolidation RFP (“RFP”) under the Master Professional Services Agreement dated as of July 1st, 2015, by and between the Parties, as amended by that letter agreement dated November 5, 2015, by and among Polaris Consulting & Services Ltd., Virtusa Corporation and Citigroup Technology, Inc., with such amendment having an effective date of March 3, 2016 (such agreement, as further amended to date, the “Agreement”).

Supplier and Citi agree as follows:

1.	Capitalized Terms. All capitalized terms used and not defined in this Amendment have the meanings specified in the Agreement.
2.	Savings.
a.

Subject to the conditions set forth in Section 3 below, during the period from April 1, 2020 to December 31, 2020 (the “Savings Period”), Supplier will provide Citi with (i) the Run Rate Savings (as defined below); and (ii) the Transitioned Work Savings (as defined below).

b.

“Run Rate Savings” means [***************************************] for the Savings Period [**********************************************************************], which represents the aggregate savings to be [*****************************************************************************] through the application of the various “Saving Levers” [*******************************************************************************] for Services provided during the Savings Period. [****************************************************************************].

c.

“Transitioned Work Savings” means [***] savings on net-new Transitioned Work, in each case subject to execution of a mutually agreed Work Order between Citi and Supplier covering such Transitioned Work.  [**************************************************].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.	Conditions. Provision of the Run Rate Savings and the Transitioned Work Savings is subject to the following conditions:
a.

[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *].

b.

[* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *].

c.	The Run Rate Savings and Transitioned Work Savings shall only be calculated during the Savings Period and not any other period during calendar year 2020.
d.	The Run Rate Savings and the Transitioned Work Savings shall count towards the productivity savings described in Section 4.16 (Continuous Improvement) of the Agreement.
4.

Complete Understanding. Except as expressly specified in this Amendment, the Work Order and the Agreement remain unchanged and in full effect.  In the event of a conflict between this Amendment and the Agreement, this Amendment takes precedence.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the Parties to this Amendment, each acting with proper authority, have signed this Amendment either by manual signature or by electronic signature (as evidenced below) as of the Effective Date designated above.

By Manual Signature:

SUPPLIER:		CITI:

By:	/s/ Srinivasan Jayaraman	By:	/s/ Stuart Smith

Name:	Srinivasan Jayaraman	Name:	Stuart Smith

Title:	EVP	Title:	Director

Date:	December 30, 2019	Date:	December 31, 2019

By Electronic Signature Binding:

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

For Supplier:  By selecting the "I Accept" button below, I am representing that I am an authorized representative of Supplier and am the individual identified in the signature block immediately following this paragraph under the reference to Supplier and that I am entitled and authorized to legally bind Supplier to this Amendment.  Supplier agrees that use of a key pad, mouse or other device by its authorized representative to select the “I Accept” button below will be deemed to be a valid and due execution of this Amendment by Supplier with the same force and effect as if Supplier had manually signed this Amendment.  If Supplier does not agree that its electronic selection of the “I Accept” button below will bind Supplier to the terms and conditions of this Amendment as it exists on the date hereof, then do not select the “I Accept” button below.

For Citi:  By selecting the "I Accept" button below, I am representing that I am an authorized representative of Citi and am the individual identified in the signature block immediately following this paragraph under the reference to Citi and that I am entitled and authorized to legally bind Citi to this Amendment.  Citi agrees that use of a key pad, mouse or other device by its authorized representative to select the “I Accept” button below shall be deemed to be a valid and due execution of this Amendment by Citi with the same force and effect as if Citi had manually signed this Amendment.  If Citi does not agree that its electronic selection of the “I Accept” button below will bind Citi to the terms and conditions of this Amendment as it exists on the date hereof, then do not select the “I Accept” button below.

I Accept : {{*[]_es_:signer1}}	I Accept: {{*[]_es_:signer2}}
Supplier:	Citi:
eSign: {{_es_:signer1:signature }}	eSign: {{_es_:signer2:signature }}
Name: {{_es_:signer1:fullname }}	Name: {{_es_:signer2:fullname }}
Email: {{_es_:signer1:email }}	Email: {{_es_:signer2:email }}
Date: {{_es_:signer1:date }}	Date: {{_es_:signer2:date }}

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit A

[*****].